

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               September 12, 2002
-------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                           INTERNATIONAL PAPER COMPANY
                           ---------------------------
             (Exact name of Registrant as Specified in Its charter)


                                    NEW YORK
           -----------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         1-3157                                  13-0872805
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 Commission File Number                 (IRS Employer Identification No.)


 400 Atlantic Street, Stamford, Connecticut                 06921
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 (Address of Principal Executive Offices)                (Zip Code)


                                  203-541-8000
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


            ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


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
Item 1.           CHANGES IN CONTROL OF REGISTRANT.

                  N/A

Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  N/A

Item 3.           BANKRUPTCY OR RECEIVERSHIP.

                  N/A

Item 4.           CHANGES IN REGISTRANT'S DIRECTORS.

                  N/A

Item 5.           OTHER EVENTS.

                  William B. Lytton, Senior Vice President and General Counsel of the Company, today announced his resignation effective
                  September 29, 2002, to accept the position of Executive Vice
                  President and General Counsel of Tyco International Ltd.

                  Mr. Lytton's replacement has not been named.

Item 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  N/A

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  N/A





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

Item 8.           CHANGE IN FISCAL YEAR.

                  N/A

Item 9.           REGULATION FD DISCLOSURE.

                  N/A



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                INTERNATIONAL PAPER COMPANY
                                                ---------------------------
                                                       (Registrant)


Dated: September 12, 2002                       By /s/ Carol M. Samalin
Stamford, Connecticut                              --------------------
                                                   Carol M. Samalin
                                                   Assistant Secretary